UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report:   January 30, 2013
(Date of earliest event reported:  January 24, 2013)

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HAVERTY FURNITURE COMPANIES, INC.
(Exact name of registrant as specified in its charter)
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Maryland	1-14445	58-0281900
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Johnson Ferry Road, Suite 800, Atlanta, Georgia 30342
(Address of principal executive officers) ( Zip Code)
Telephone number, including area code: (404) 443-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 24, 2013, the Executive Compensation and Employee Benefits Committee (the “Compensation Committee”) of the Board of Directors of Haverty Furniture Companies, Inc. (the “Company” or “Havertys”) pursuant to the Company’s 2004 Long Term Incentive Plan authorized the grants of Restricted Stock Units (“RSUs”) and Stock-Settled Appreciation Rights (“SARs”).  The grants were made to individuals subject to the Securities Exchange Commission Section 16 reporting requirements (the “executive officers”), including the following individuals who will be listed as Named Executive Officers (“NEOs”) in the Company’s proxy statement for the year ended December 31, 2012.

Named Executive Officer	Number of RSUs	Number of SARs
Clarence H. Smith	12,000	22,000
Dennis L. Fink	7,500	14,000
Steven G. Burdette	7,000	12,500
J. Edward Clary	7,000	12,500
Richard D. Gallagher	7,000	12,500

Each RSU is equivalent to one share of common stock upon vesting.  The RSUs vest in accordance with the schedule set forth in the notice of grant letter attached hereto as Exhibit 10.1, and incorporated herein by reference.   The SARs vest in accordance with the schedule set forth in the notice of grant letter attached hereto as Exhibit 10.2 and incorporated herein by reference.

On January 24, 2013, the Compensation Committee also approved a new management incentive plan (the “Plan”) to determine 2013 cash incentives for the Company’s executive officers pursuant to the Company’s 2004 Long Term Incentive Plan. The NEOs are eligible to receive a target payout from 50% to 85% of their 2013 annual base salary.  The Plan allocates 80% of the target payout for Havertys achieving dollar amount goals of pre-tax earnings on a quarterly and annual basis.  Participants will begin to earn a like percentage of their pre-tax earnings incentive once at least 80% of a goal is met with the percentage earned increasing pro rata up to 130% of target attainment.  The Plan allocates the remaining 20% of the target payout for achieving additional performance criteria or specific projects or initiatives tailored to each person as established by the Compensation Committee.  The Compensation Committee has discretion in the administration of the Plan.

Item 9.01             Financial Statements, Pro Forma Financial Information and Exhibits

(c)           Exhibits
10.1           Form of Restricted Stock Units Award Notice.
10.2           Form of Stock-Settled Appreciation Rights Award Notice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAVERTY FURNITURE COMPANIES, INC.
January 30, 2013	By:
Jenny Hill Parker Senior Vice President, Finance, Secretary and Treasurer